                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               ELDORADO BANCORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                ELDORADO BANCORP
                             17752 EAST 17TH STREET
                            TUSTIN, CALIFORNIA 92680

                                                                  March 30, 1995

To Our Shareholders:

  You are cordially invited to attend the 1995 Annual Meeting of Shareholders which will be held at ELDORADO BANK'S ADMINISTRATIVE OFFICE, 19100 VON KARMAN, SUITE 120, IRVINE, CALIFORNIA on Wednesday, April 26, 1995, at 9:00 A.M.

  At the Annual Meeting, the shareholders will vote to elect ten directors for the ensuing year and to approve the 1995 Stock Option Plan. Information regarding the nominees for election of directors and the 1995 Stock Option Plan is set forth in the accompanying Proxy Statement.

  Although you may presently plan to attend the Annual Meeting, please indicate on the enclosed proxy card your vote on the election of directors and on the 1995 Stock Option Plan, and sign, date and return the proxy card. If you do attend the Annual Meeting and wish to vote in person, your proxy can be withdrawn at that time. We urge you to vote for the election of all of the nominees named in the Proxy Statement and for the approval of the 1995 Stock Option Plan.

  If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards you receive so that all of your shares may be voted. I look forward to seeing you at the Annual Meeting.

                                          J.B. Crowell, President
                                          and Chief Executive Officer

                                ELDORADO BANCORP
                             17752 EAST 17TH STREET
                            TUSTIN, CALIFORNIA 92680

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 1995

                               ----------------

TO THE SHAREHOLDERS OF ELDORADO BANCORP:

  The 1995 Annual Meeting of Shareholders of Eldorado Bancorp (the "Company") will be held at 19100 VON KARMAN, SUITE 120, IRVINE, CALIFORNIA on Wednesday, April 26, 1995, at 9:00 A.M. for the following purposes:

    (1) To elect ten (10) nominees to serve as directors until the next Annual Meeting and until their successors are elected and have been qualified;

    (2) To approve the Company's 1995 Stock Option Plan which provides for the grant of incentive stock options and nonqualified stock options to purchase up to an aggregate of 130,000 shares of Common Stock of the Company to officers, directors and key employees of the Company and its subsidiaries; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on February 28, 1995 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

  The Bylaws of the Company set forth the following procedures for nominations to the Board of Directors:

  Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the President of the Company by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for the election of directors or (ii) 10 days after the date of mailing of Notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairman of the meeting, and upon his instructions, the inspector of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the proposed nominee was named in this notice or if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                          By Order of the Board of Directors

                                          Elaine P. Crouch
                                          Secretary

March 30, 1995

                               ----------------

  YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD DATE, SIGN AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU WILL BE ENTITLED TO VOTE IN PERSON IF YOU WISH.

                               ----------------

                                PROXY STATEMENT

                                       OF

                                ELDORADO BANCORP
                             17752 EAST 17TH STREET
                            TUSTIN, CALIFORNIA 92680

                               ----------------

                                  INTRODUCTION

  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Eldorado Bancorp, a California corporation (the "Company"), for use at its 1995 Annual Meeting of Shareholders to be held at 9:00 A.M. on Wednesday, April 26, 1995, at THE ADMINISTRATIVE OFFICE OF ELDORADO BANK (THE "BANK"), 19100 VON KARMAN, SUITE 120, IRVINE, CALIFORNIA, and at any adjournment or postponement thereof (the "meeting"). It is contemplated that this solicitation of proxies will be made exclusively by mail; however, if it should appear desirable to do so to ensure adequate representation at the meeting, directors, officers and employees of the Company or the Bank may communicate with shareholders, brokerage houses and others by telephone, telegraph or in person, to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation will be borne by the Company.

  Holders of shares of common stock of the Company ("shareholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a shareholder may be revoked or superseded by executing and delivering a later proxy or a notice of revocation in writing prior to or at the meeting to the Secretary of the Company, 19100 Von Karman, Suite 550, Irvine, California 92713, or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the election as directors of each of the ten nominees named in this Proxy Statement and "FOR" the approval of the Company's 1995 Stock Option Plan. This Proxy Statement is first being mailed to shareholders on or about March 30, 1995.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

  The shares of common stock constitute the only outstanding class of voting securities of the Company. Only the shareholders of the Company of record as of the close of business on February 28, 1995 (the "record date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of February 28, 1995, there were 2,756,728 shares of common stock outstanding and entitled to vote. A majority of the outstanding shares must be present, either in person or represented by proxy, at the Annual Meeting to satisfy the quorum requirements of California law. Each shareholder is entitled to one vote for each share held as of the record date, except that shareholders may, on compliance with certain requirements of applicable California law, cumulate their votes for election of directors (see "Election of Directors").

PRINCIPAL SHAREHOLDERS

  Set forth below is certain information regarding persons who were known by the Company to own more than 5% of the voting securities of the Company as of February 28, 1995.

                       NAME AND ADDRESS OF    AMOUNT AND NATURE OF PERCENT
   TITLE OF CLASS       BENEFICIAL OWNER      BENEFICIAL OWNERSHIP OF CLASS
   --------------      -------------------    -------------------- --------
 Common Stock        J.B. Crowell(1)                270,643(2)(3)     9.7%
  no par value       1371 Treasure Lane
                     Santa Ana, CA 92705
 Common Stock        All Directors and              646,898(4)       22.6%
  no par value       Executive Officers of
                     the Company as a Group
                     (13 in number)

--------
(1) Mr. Crowell is President and Chief Executive Officer of the Company, and is Chairman and Chief Executive Officer of its wholly-owned subsidiary, the Bank.

(2) Includes 21,600 shares which may be purchased on exercise of options during the 60-day period ending April 28, 1995; and 23,864 shares held in Mr. Crowell's account by the Company's Employee Stock Ownership Plans.

(3) Includes 2,606 shares which are held by Mrs. Crowell as custodian for their children, as to which Mr. Crowell may have shared voting and/or investment power.

(4) Includes an aggregate of 104,500 shares of common stock which may be purchased on exercise of stock options during the 60-day period ending April 28, 1995.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

  One of the purposes of the 1995 Annual Meeting is to elect directors to serve on the Board of Directors of the Company until the next Annual Meeting and until their successors are elected and have been qualified. The enclosed proxy will be voted in favor of the election to the Board of Directors of all of the ten nominees named below, unless a contrary instruction is given in the proxy. Nine of the nominees named below were elected as directors of the Company at the last Annual Meeting and also serve as directors of the Bank, which is a wholly-owned subsidiary of the Company. The other nominee was elected, in June 1994, to serve on the Board of Directors of the Company and the Bank by vote of the other members of the Boards of Directors of the Company and the Bank.

  Under California law, the ten nominees who receive the highest number of affirmative votes in the election of Directors will be elected to serve on the Board of Directors for the ensuing year. As a result, proxies which "withhold authority" to vote for the nominees named below, which will be counted, and broker non-votes, which will not be counted, will have no practical effect on the outcome of the election. Also, in accordance with California law, each shareholder may cumulate his or her votes and give any one nominee a number of votes equal to the number of directors to be elected (which is ten) multiplied by the number of shares which the shareholder is entitled to vote at the meeting or to distribute the votes on the same principle among as many candidates as the shareholder may elect, if (i) the name of the candidate for whom such votes are cast has been properly placed in nomination prior to the voting, and (ii) a shareholder has given notice at the meeting prior to voting of that shareholder's intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have properly been placed in nomination.

  The Board of Directors is soliciting discretionary authority to cumulate votes represented by proxies and (unless authority to do so is withheld) to distribute the total of such votes among the nominees in such numbers as may be determined by the named proxies, because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of as many of the nominees to the Board of Directors as possible.

  All of the nominees have consented to serve as directors. If, however, any nominee becomes unavailable for any reason before the election (which is not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES

                                         SHARES OF
                                          COMMON
                                         STOCK OF
                              DIRECTOR  THE COMPANY                       PRINCIPAL
                               OF THE   OWNED AS OF                       OCCUPATION
NAME AND                      COMPANY  FEBVRUARY 28, PERCENT             AND BUSINESS
POSITIONS                 AGE  SINCE    1995(1)(2)   OF CLASS             EXPERIENCE
---------                 --- -------- ------------- -------- ---------------------------------
Michael B. Burns           54   1982       40,815      1.5%   Mr. Burns is, and for more than
 Director of the Company                                      the past five years has been,
 and a Director of the                                        owner and President of Fiesta
 Bank                                                         Ford Lincoln-Mercury (auto deal-
                                                              ership).
J.B. Crowell               61   1981      270,643(3)   9.7%   Mr. Crowell is, and for more than
 President, Chief Execu-                                      the past five years has been,
 tive Officer and Direc-                                      President and Chief Executive Of-
 tor of the Company and                                       ficer of the Company. Mr. Crowell
 Chairman and Chief Ex-                                       also has been Chief Executive Of-
 ecutive Officer and a                                        ficer of the Bank since its in-
 Director of the Bank                                         ception in 1972. In addition, Mr.
                                                              Crowell was President of the Bank
                                                              from 1972 to February 16, 1993,
                                                              when he was appointed Chairman of
                                                              the Bank.
Raymond E. Dellerba        47   1993       23,500        *    Mr. Dellerba is, and since Febru-
 Executive Vice Presi-                                        ary 1993 has been, the President
 dent and Director of                                         and Chief Operating Officer of
 the Company and Presi-                                       the Bank. In April 1993 Mr.
 dent and Chief Operat-                                       Dellerba was appointed Executive
 ing Officer and a Di-                                        Vice President of the Company.
 rector of the Bank                                           From December 1990 until his em-
                                                              ployment by the Bank, Mr.
                                                              Dellerba was President of
                                                              CommerceBank, and became Presi-
                                                              dent of its parent,
                                                              CommerceBancorp, beginning in
                                                              January 1992. Mr. Dellerba also
                                                              served as a director of
                                                              CommerceBank and CommerceBancorp,
                                                              beginning in March 1989. In Au-
                                                              gust 1994, approximately 18
                                                              months after Mr. Dellerba termi-
                                                              nated his employment with
                                                              CommerceBancorp and CommerceBank,
                                                              CommerceBancorp filed a petition
                                                              in bankruptcy following the clos-
                                                              ing of CommerceBank by the FDIC
                                                              in July 1994.

                                         SHARES OF
                                          COMMON
                                         STOCK OF
                              DIRECTOR  THE COMPANY                       PRINCIPAL
                               OF THE   OWNED AS OF                       OCCUPATION
NAME AND                      COMPANY  FEBVRUARY 28, PERCENT             AND BUSINESS
POSITIONS                 AGE  SINCE    1995(1)(2)   OF CLASS             EXPERIENCE
---------                 --- -------- ------------- -------- ---------------------------------
Lynne Pierson Doti         47   1994       4,500         *    Dr. Pierson Doti is, and for more
 Director of the Company                                      than the past five years has
 and a Director of the                                        been, a Professor of Economics at
 Bank                                                         Chapman University, in Orange,
                                                              California. Dr. Pierson Doti is a
                                                              member of the Board of Trustees
                                                              of the Economic and Business His-
                                                              torical Society and an author of
                                                              three books and numerous articles
                                                              on banking.
Rolf J. Engen              65   1981      61,529       2.2%   Mr. Engen is, and for more than
 Director of the Company                                      the past five years has been,
 and a Director of the                                        owner and President of Rolf J.
 Bank                                                         Engen, Inc. (private invest-
                                                              ments).
Warren Finley              63   1981      37,945       1.4%   Mr. Finley is, and for more than
 Director of the Company                                      the past five years has been, an
 and a Director and                                           attorney engaged in the private
 Assistant Secretary of                                       practice of law.
 the Bank
Warren D. Fix              56   1994       6,000         *    Mr. Fix was appointed to serve on
 Director of the Company                                      the Board of Directors of the
 and a Director of the                                        Company and the Bank in June 1994
 Bank.                                                        by the other members of the
                                                              Company's and the Bank's Board of
                                                              Directors, respectively. Mr. Fix
                                                              is, and since 1992 has been, a
                                                              partner in the Contrarian Group,
                                                              a private investment and manage-
                                                              ment company. From 1989 to 1992
                                                              Mr. Fix was the President and
                                                              Chief Operating Officer of Pa-
                                                              cific Company, a real estate com-
                                                              pany, and from 1964 to 1989 he
                                                              was Senior Vice President/Chief
                                                              Financial Officer of the Irvine
                                                              Company. He also serves as a di-
                                                              rector of Alexander Haagen Prop-
                                                              erties, Inc.
Andrew J. Sfingi           68   1982      41,228       1.5%   Mr. Sfingi is, and since 1993 has
 Director of the Company                                      been, a Broker/Agent for Sfingi &
 and a Director of the                                        Hannon/Curtis-Kieley Insurance
 Bank                                                         Services. From 1987 to 1993 he
                                                              was Chairman, and from 1987 to
                                                              April 1988 was also Chief Execu-
                                                              tive Officer, of Sfingi & Hannon
                                                              Enterprises, Inc. (d/b/a Sfingi &
                                                              Hannon Insurance Services). For
                                                              more than five years prior there-
                                                              to, he served as President and
                                                              owner of A.J. Sfingi & Associ-
                                                              ates, an insurance brokerage
                                                              firm.

                                       SHARES OF
                                        COMMON
                                       STOCK OF
                            DIRECTOR  THE COMPANY                       PRINCIPAL
                             OF THE   OWNED AS OF                       OCCUPATION
NAME AND                    COMPANY  FEBVRUARY 28, PERCENT             AND BUSINESS
POSITIONS               AGE  SINCE    1995(1)(2)   OF CLASS             EXPERIENCE
---------               --- -------- ------------- -------- ---------------------------------
Donald E. Sodaro         61   1993       38,733      1.4%   Mr. Sodaro is, and since 1989 has
 Vice Chairman of the                                       been, owner of The Accord Group,
 Board of Directors of                                      Inc., an asset management
 the Company and a                                          company. For more than five years
 Director of the Bank                                       prior thereto, Mr. Sodaro was
                                                            President and Chief Executive
                                                            Officer of Sixpence Inns, Inc.,
                                                            which he founded in 1970.
George H. Wells          60   1981      103,413      3.7%   Mr. Wells is a private investor.
 Chairman of the Board                                      For more than five years prior to
 of Directors of the                                        August 1987, Mr. Wells held vari-
 Company and a                                              ous executive positions with
 Director of the Bank                                       Technology Marketing Incorpo-
                                                            rated, a publicly owned computer
                                                            development services and software
                                                            company, including Chairman,
                                                            President, Treasurer and Chief
                                                            Financial Officer.

--------
 *  Less than 1%

(1) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. All shares are owned of record and beneficially except as otherwise indicated.

(2) Includes shares which each of the directors has the right to purchase under stock options during the 60-day period ending on April 28, 1995, as follows: Burns--7,600 shares; Crowell--21,600 shares; Dellerba--20,000 shares; Doti--2,000 shares; Engen--7,600 shares; Finley--7,600 shares; Fix--2,000 shares; Sfingi--7,600 shares; Sodaro--5,600 shares; and Wells-- 7,600 shares.

(3) The number of shares beneficially owned by Mr. Crowell includes 23,864 shares held in Mr. Crowell's account by the Company's Employee Stock Ownership Plans and 2,606 shares held by his spouse as custodian for their children.

  Directors are elected at each annual shareholders' meeting to serve for a one-year term and until their successors are elected and qualified. The Board of Directors of the Company held 13 meetings during the year ended December 31, 1994. Each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board and the number of meetings held by all committees of the Board on which he served (during the periods that he served).

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Bank has established an Audit Committee, a Management and Incentive Committee (which functions essentially as a Compensation Committee), and a Nominating Committee. The Board of Directors of the Company has not established any such committees.

  The Audit Committee is currently comprised of three directors selected by the Chairman of the Board of the Bank. The present members of the Audit Committee are Andrew Sfingi, Donald E. Sodaro and Warren Finley. The Audit Committee is authorized to handle all matters which it deems appropriate regarding the Bank's independent accountants and to otherwise communicate and act upon matters relating to the review and audit of the Bank's books and records, including the scope of the annual audit and the accounting methods and systems to be utilized by the Bank. The Audit Committee also makes recommendations to the Board of Directors with respect to the selection of the Bank's independent accountants. The Audit Committee for the Bank held 17 meetings during the year ended December 31, 1994.

  The Management and Incentive Committee is comprised of four directors selected by the Chairman of the Board of Directors of the Bank. The members of the Management and Incentive Committee are Rolf Engen, J.B. Crowell, Donald E. Sodaro and Raymond E. Dellerba. The Management and Incentive Committee makes decisions with respect to compensation to be paid to executive officers of the Bank and is responsible for evaluating and approving compensation and fringe benefit programs for the employees of the Bank. The Management and Incentive Committee held six meetings during the year ended December 31, 1994.

  The Nominating Committee is comprised of three directors who are selected by the Chairman of the Board of Directors of the Bank. The current members of the Nominating Committee are J.B Crowell, Rolf Engen and Lynne Pierson Doti. The principal responsibility of the Nominating Committee is to identify and screen candidates for vacancies on the Board of Directors of the Bank. The Nominating Committee for the Bank held two meetings during the year ended December 31, 1994. The Nominating Committee will consider candidates for nomination proposed by a shareholder if the shareholder provides the Nominating Committee with the information specified in items (a) through (g) of the nomination procedures set forth in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement, for each such candidate.

FAMILY RELATIONSHIPS

  There are no family relationships among any of the Company's officers or directors.

                       COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth information regarding the compensation received for the three fiscal years ended December 31, 1994 by the Chief Executive Officer and the other executive officers of the Company or the Bank (the "Named Officers"). All compensation was paid to the Named Officers by the Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                       ALL OTHER
                            ANNUAL COMPENSATION            LONG-TERM COMPENSATION    COMPENSATION(1)
                         -----------------------------  ---------------------------- --------------
                                                           AWARDS        PAYOUTS
                                                        ------------- --------------
                                                                        LONG-TERM
  NAME AND PRINCIPAL                                    STOCK OPTIONS INCENTIVE PLAN
        POSITION         YEAR SALARY($)    BONUS($)(2)    (SHARES)     PAYMENTS(3)
  -------------------    ---- ---------    -----------  ------------- --------------
J.B. Crowell             1994 $200,000(4)    $35,000       15,000           -0-         $15,165
 President and Chief     1993  196,562(4)        -0-        6,000           -0-          13,696
 Executive Officer       1992  165,700(4)      8,000          -0-           N/A          12,922
 of Company & Chairman
 and Chief Executive
 Officer of Bank
Raymond E. Dellerba(5)   1994  150,000        35,000       20,000           -0-           2,875
 Executive Vice          1993  131,250           -0-       20,000           -0-             N/A
 President of Company    1992      N/A           N/A          N/A           N/A             N/A
 and President and Chief
 Operating Officer of
  Bank
David R. Brown           1994   99,151        14,050        6,000           -0-          10,108
 Executive Vice          1993   95,000           -0-          -0-           -0-           7,541
 President and Chief     1992   95,000         7,000          -0-         4,200           7,443
 Financial Officer of
 Company & Bank
John J. McCauley (6)     1994  105,906        36,235(7)     5,000           -0-           4,640
 Executive Vice          1993   96,000        36,823(7)     9,000           -0-           3,400
 President of Bank       1992   96,000        48,328(7)       -0-           -0-             N/A
William J. Lewis (8)     1994   52,131         7,600        7,500           N/A             N/A
 Executive Vice
  President              1993      N/A           N/A          N/A           N/A             N/A
 and Chief Credit
  Officer of             1992      N/A           N/A          N/A           N/A             N/A
 the Bank

--------
(1) All Other Compensation for 1994, 1993 and 1992 is comprised of (i) amounts contributed to the Company's Stock Bonus Plan and to the Company's 401(k) Plan (the "401k Plan") in 1994, 1993 or 1992 for the account of Named Officers, and (ii) earnings on contributions made to the Company's Deferred Compensation Plan (the "Deferred Compensation Plan") for the accounts of the Named Officers, as follows: Mr. Crowell: $3,750, $4,497 and $4,300 contributed to the 401k Plan in 1994, 1993 and 1992, respectively, and $11,415, $9,199 and $8,622 of earnings in 1994, 1993 and 1992, respectively, on amounts in the Deferred Compensation Plan (Mr. Crowell does not participate in the Stock Bonus Plan); Mr. Dellerba: $1,000 contributed to the Stock Bonus Plan in 1994, and $1,875 contributed to the 401k Plan in 1994; Mr. Brown: $1,200 and $344 contributed to Stock Bonus Plan in 1994 and 1992, respectively, $2,478 contributed to the 401k Plan in 1994 and $2,375 contributed to the 401k Plan in each of 1993 and 1992, and $6,430, $5,166 and $4,724 of earnings in 1994, 1993 and 1992, respectively, on amounts in the Deferred Compensation Plan; and Mr. McCauley: $1,400 contributed to the Stock Bonus Plan for 1994, $3,240 and $3,400 contributed to the 401k Plan in 1994 and 1993, respectively. Except for Mr. McCauley's participation in the 401k Plan, neither Mr. Dellerba nor Mr. McCauley were eligible to participate in any of these Plans in 1992 and 1993, and Mr. Lewis was not eligible to participate in these Plans in 1994. Effective in 1993, Mr. Crowell no longer participates in the Deferred Compensation Plan.

(2) Following the end of each fiscal year, the Bank determines the bonuses, if any, to be awarded to Mr. Crowell and Mr. Dellerba, the amounts of which are determined by the Management and Incentive Committee and approved by the Board of Directors of the Bank, and the cash bonuses to be awarded to the other Named Officers under the Bank's Officers' Incentive Plan (the "Officers' Incentive Plan"), in each case based on the Bank's performance in such fiscal year. Mr. Crowell and Mr. Dellerba do not participate in the Officers' Incentive Plan. Amounts shown in this column are the portion of the bonuses awarded that either are paid on a current basis to the Named Officers or are contributed to a deferred compensation plan for the Named Officers' account. Bonuses awarded and paid on a current basis for 1994 were as follows: Mr. Crowell: $35,000; Mr. Dellerba: $35,000; Mr. Brown:
    $14,050; Mr. McCauley: $12,550; and Mr. Lewis: $7,600 (Mr. Lewis was first employed by the Bank in July 1994). No bonuses were contributed to the deferred compensation plan for the account of any of the Named Officers in 1994 and no bonuses were awarded and paid on a current basis or were contributed to the deferred compensation plan in 1993 to or for the account of any of the Named Officers. In 1992, no bonuses were awarded or paid on a current basis to any of the Named Officers; however, bonuses of $8,000 and $7,000 were contributed for the accounts of Mr. Crowell and Mr. Brown, respectively, to the deferred compensation plan in 1992.
(3) In certain instances, payment of a portion of the bonuses awarded for a particular year is made contingent upon attainment by the Bank of earnings goals and the continued employment of the participant over the next two succeeding fiscal years. The contingent portion of such bonuses is not included in the Compensation Table as part of annual compensation for the year for which the contingent award is made. Instead, the bonus award is shown as a "long-term incentive plan payment" for the year in which the contingency is satisfied and a payment is made to the Named Officer. For 1994 the Bank awarded the following contingent bonuses which are not shown in the Compensation Table above, because they will be paid in 1995 and 1996, as indicated, but only if the Bank achieves or exceeds its earnings and goals, and if the named participant remains employed by the Bank, over the next two fiscal years: Mr. Crowell: $17,500 for 1995 and $17,500 for 1996; Mr. Dellerba: $17,500 for 1995 and $17,500 for 1996; Mr. Brown:
    $7,025 for 1995 and $7,025 for 1996; Mr. McCauley: $6,275 for 1995 and
    $6,275 for 1996; and Mr. Lewis: $3,800 for 1995 and $3,800 for 1996. No
    such contingent bonuses were awarded in 1993 or 1992 and, as a result, there were no long-term incentive plan payments in 1994. The amount shown as a long-term incentive plan payment to Mr. Brown in 1992 was the result of a contingent bonus award made to him in a prior year pursuant to the Officers' Incentive Plan.
(4) Salary figures for Mr. Crowell include directors' fees paid to him by the Company and the Bank in 1992 and 1993. Director fees to Mr. Crowell ceased in March 1993.
(5) Mr. Dellerba was first employed by the Bank and became an executive officer in February 1993. As a result, Mr. Dellerba received no compensation from the Company or the Bank in years prior to 1993.
(6) Mr. McCauley was designated as an Executive Officer effective in January
    1993.
(7) Mr. McCauley's bonus for 1994 includes, and bonuses for 1993 and 1992 consist of, commissions paid by the Bank to him in connection with the production of SBA loans, as follows: $23,685 in 1994, $36,823 in 1993 and $48,328 in 1992. Effective September 1, 1994, this commission program was discontinued and Mr. McCauley became a participant in the Officers' Incentive Plan.
(8) Mr. Lewis was first employed by the Bank, and was designated as an Executive Officer, in July 1994. As a result, Mr. Lewis received no compensation from the Bank in years prior to 1994. Mr. Lewis' base annual salary is $110,000.

OPTION GRANTS

  The following table provides information on option grants in fiscal year 1994 to the Named Officers.

                                                                             POTENTIAL REALIZABLE VALUE OF
                                      PERCENT OF                            OPTIONS AT ASSUMED ANNUAL RATES
                                    TOTAL OPTIONS                             OF STOCK PRICE APPRECIATION
                          OPTIONS      GRANTED       EXERCISE                     FOR OPTION TERM (4)
                         GRANTED IN IN FISCAL YEAR     PRICE     EXPIRATION --------------------------------
NAME                      1994 (1)     1994 (2)    ($/SHARE) (3)    DATE          5%              10%
----                     ---------- -------------- ------------- ---------- --------------- ----------------
J.B. Crowell............   15,000        13.4%        $8.125      3-16-99   $     76,781.25 $    193,781.25
Raymond E. Dellerba.....   20,000        17.8%         8.125      3-16-99   $    102,375.00 $    258,375.00
David R. Brown..........    6,000         5.3%         8.125      3-16-99   $     30,712.50 $     77,512.50
John J. McCauley........    5,000         5.0%         8.125      3-16-99   $     25,593.75 $     64,593.75
William J. Lewis........    7,500         6.7%         9.75       7-20-99   $     46,068.75 $    116,268.75

--------
(1) Options generally become exercisable in cumulative annual installments equal to 20% of the option shares commencing as of the date of grant. Each option has a maximum term of five years, subject to earlier termination in the event of the optionee's cessation of employment with the Company or the Bank.
(2) Options to purchase an aggregate of 112,150 shares were granted to employees and non-employee directors in fiscal 1994.
(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the date of exercise, or through a cashless exercise procedure.
(4) There is no assurance that the values that may be realized on exercise of such options will be at or near the values estimated in the table, which utilizes arbitrary compounded rates of growth of the price of the Company's Common Stock of 5% and 10% per year.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table provides information on option exercises in fiscal 1994 by the Named Officers and the value of the unexercised options held by the Named Officers as of December 31, 1994.

                                                                                             VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS
                                                      OPTIONS AT DECEMBER 31, 1994         AT DECEMBER 31, 1994 (1)
                         SHARES ACQUIRED    VALUE     ---------------------------------    -------------------------
NAME                       ON EXERCISE   REALIZED ($)  EXERCISABLE       UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
----                     --------------- ------------ --------------    ---------------    ----------- -------------
J.B. Crowell............       -0-           $-0-               21,000             18,000    $29,925      $37,200
Raymond E. Dellerba.....       -0-            -0-               12,000             28,000     13,500       44,000
David R. Brown..........       -0-            -0-                9,200              5,800     11,350       13,525
John J. McCauley........       -0-            -0-                5,400              9,600     15,225       27,900
William J. Lewis........       -0-            -0-                1,500              6,000      1,125        4,500

--------
(1) The average of the high and low prices of the Company's common stock on December 31, 1994 on the American Stock Exchange was $10.50.

  Employment Agreements. Mr. Crowell is employed as Chairman and Chief Executive Officer of the Bank under an Employment Agreement (the "Crowell Agreement"), which became effective on March 1, 1993, and expires on December 31, 1996. The Crowell Agreement establishes a minimum annual salary of $200,000 for all services to be rendered by Mr. Crowell to the Company and the Bank, including in his capacity as a member of the Board of Directors of the Company and the Bank. In addition, Mr. Crowell is entitled to earn a bonus, for each fiscal year that he is employed, the amount of which will be determined according to a formula based on the net income of the Bank or other measures of Bank performance for that year. If Mr. Crowell is terminated by the Company or the Bank without cause, he is entitled to receive a lump sum payment equal to the lesser of twelve months' salary at the then-applicable rate, or the balance payable for the remaining term of the Crowell Agreement (a "termination payment"). In the event of a merger or reorganization where the Company or the Bank is not the surviving party or more than fifty percent of the stock of the Company or the Bank is converted into cash or securities, or a sale of all or substantially all of the assets of the Company or the Bank, or the dissolution or liquidation of the Company or the Bank (collectively, a "reorganization or dissolution"), all outstanding options granted to Mr. Crowell vest immediately. The Crowell Agreement may not be terminated in the event of a reorganization or dissolution; if, however, Mr. Crowell's employment is terminated subsequent to a reorganization or dissolution and prior to the end of the term of his Agreement, the surviving entity in such reorganization or dissolution must pay Mr. Crowell $200,000 per year for the lesser of one year or to age 65, but in either event not less than the termination payment payable to Mr. Crowell discussed above. Notwithstanding the foregoing, in the event that proceedings for the liquidation of the Company or the Bank are commenced by regulatory authorities, the Crowell Agreement will be terminated and Mr. Crowell will be entitled to receive an amount equal to the termination payment discussed above.

  A salary continuation program also has been established for Mr. Crowell under which Mr. Crowell (or, in the event of his death, his heirs) will receive $94,000 per year from the Bank for 15 years following his reaching age 65 or his death or disability, whichever first occurs.

  Mr. Dellerba is employed by the Bank as President and Chief Operating Officer pursuant to an employment agreement that became effective February 16, 1993, for a term which expires on December 31, 1996 (the "Dellerba Agreement"). The Dellerba Agreement establishes a minimum annual salary of $150,000 for all services rendered by Mr. Dellerba to the Company and the Bank, including in his capacity as a member of the Board of Directors of the Company and the Bank. Mr. Dellerba is also entitled to earn an annual bonus, the amount of which will be determined according to a formula based on the Bank's earnings or other measures of Bank performance. If Mr. Dellerba is terminated by the Company or the Bank without cause, he is entitled to receive a termination payment equal to six months' base salary at the then-applicable rate. The Dellerba Agreement may not be terminated in the event of a reorganization or dissolution; if, however, he is terminated following a reorganization or dissolution prior to the expiration of the Dellerba Agreement, the surviving entity in such reorganization or dissolution must pay Mr. Dellerba a lump sum equal to one year of his then-applicable base salary. Notwithstanding the foregoing, in the event that proceedings for the liquidation of the Company or the Bank are commenced by regulatory authorities, the Dellerba Agreement will be terminated, and Mr. Dellerba would be entitled to receive an amount equal to the lesser of six months' base salary at the then-applicable rate, or the remaining balance payable to Mr. Dellerba under the Dellerba Agreement.

  Mr. Brown is presently employed with the Bank pursuant to an Employment Agreement expiring on December 31, 1995 (the "Brown Agreement"). The Brown Agreement establishes a minimum base salary of $95,000 per year for Mr. Brown. In addition, Mr. Brown is entitled to receive an annual bonus pursuant to the Officers' Incentive Plan. In the event Mr. Brown is terminated by the Bank or any successor to the Bank without cause, he is entitled to receive a termination payment in an amount equal to six months of his then base salary.

  Compensation of Directors. Each non-employee director, other than the Chairman of the Board, receives monthly director's fees of $1,100 and $200 for each committee meeting attended, up to an aggregate of $2,300 per month. The Chairman of the Board of Directors of the Company receives fees of $2,300 per month and is entitled to the use of a Company-owned automobile. However, pursuant to the Crowell Agreement and the Dellerba Agreement, no director fees are paid to Messrs. Crowell and Dellerba.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Management and Incentive Committee of the Company, which functions as a compensation committee, is comprised of four directors, Messrs. Engen and Sodaro, who are non-employee directors, and Mr. Crowell, who is the President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank, and Mr. Dellerba who is an Executive Vice President of the Company and the President and Chief Operating Officer of the Bank. Mr. Crowell and Mr. Dellerba do not participate in proceedings or decisions of the Management and Incentive Committee regarding their compensation, which is subject to the approval of the full Board of Directors.

                  REPORT OF MANAGEMENT AND INCENTIVE COMMITTEE

  The Management and Incentive Committee is a standing committee of the Board of Directors of the Bank. The Management and Incentive Committee is responsible for evaluating and approving compensation policies and programs for the Bank, which employs all of the Company's executive officers, and for making determinations regarding the compensation of the Company's executive officers, subject to review by the full Board of Directors. In fiscal 1994 the members of the Management and Incentive Committee were Messrs. Engen, Sodaro, Crowell, and Dellerba.

  The following report is submitted by the members of the Management and Incentive Committee (the "Committee"), with respect to the executive compensation policies established by the Committee and approved by the Board of Directors of the Bank.

  In establishing, and also evaluating the effectiveness of, compensation programs for executive officers, as well as other employees of the Bank, the Committee is guided by four basic principles:

  * The Company and the Bank must be able to attract and retain highly-qualified and experienced banking professionals with proven performance records.

  * Bonus compensation for executive officers should be tied to the Bank's performance and condition measured in terms of the Bank's profitability, return-on-equity, return-on-assets, and asset quality.

  * The financial interests of the Company's senior executives should be aligned with the financial interests of the shareholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in operating results and in the market performance of the Company's common stock.

  Attracting and Retaining Executives and Other Key Employees. There is substantial competition among banks and other financial institutions and service organizations for qualified banking professionals. In order to retain executives and other key employees, and to attract additional well-qualified banking professionals when the need arises, the Company strives to offer salaries and health care, retirement and other employee benefit programs to its executives and other key employees which are competitive with those offered by other financial institutions and service organizations in California.

  In establishing salaries for executive officers, the Committee reviews (i) the historical performance of the executives, and (ii) available information regarding prevailing salaries and compensation programs at banks and other financial organizations which are comparable, in terms of asset size, capitalization and performance, to the Company. Another factor which is considered in establishing salaries of executive officers is the cost of living in Southern California where the Company operates, as such cost generally is higher than in other parts of the country.

  In order to attract and retain highly-qualified banking professionals in the face of competition for their services from other financial institutions, the Committee believes that it is sometimes prudent, if not necessary, to enter into multi-year employment contracts with senior executives. The Committee believes that such contracts benefit the Company because, among other things, they operate to preclude competing financial institutions from seeking to hire away valued executives from the Company. In order to mitigate potential adverse consequences to the Bank of multi-year contracts, the Company utilizes performance-based compensation programs to provide incentives to such executives for extraordinary efforts that will contribute to improved operating results for the Company. In addition, the contracts contain provisions that permit the Company to terminate an executive's employment, at any time, without cause, subject to the payment of a severance benefit equal to between six and twelve months' salary.

  In accordance with the practice of offering multi-year contracts to retain the services of senior executives, in 1993 the Bank entered into a multi-year employment agreement with J.B. Crowell, who has served as the Bank's Chief Executive Officer since the founding of the Bank in 1972 and whose prior employment contract expired in 1993. Under that employment agreement, Mr. Crowell's base annual salary is $200,000, the amount of which was determined based on prevailing salaries being paid by financial institutions in Southern California to chief executives with experience comparable to Mr. Crowell's, Mr. Crowell's long tenure with the Bank and the continuity and stability of management that Mr. Crowell's retention as Chief Executive Officer provides to both the Company and the Bank.

  Since February 1993 Raymond E. Dellerba, an experienced banking executive, has been employed by the Bank as its President and Chief Operating Officer under a multi-year employment agreement which is consistent, in its terms and operation, with the employment agreements that the Bank has with other executives. The annual salary established for Mr. Dellerba was based on a review of prevailing compensation rates in Southern California for banking executives with Mr. Dellerba's experience.

  Performance-Based Compensation. The Committee believes that a senior executive's annual bonus compensation should be made dependent on the Bank's profitability and performance measured against annual performance goals established for the Bank by the Board of Directors. As a result, an Officers' Incentive Plan has been established under which the annual compensation, in excess of annual salaries, that is payable to the Named Officers, other than Mr. Crowell and Mr. Dellerba, is made dependent on the achievement by the Bank of annual profitability and other performance goals. In addition, although Mr. Crowell and Mr. Dellerba do not participate in that Plan, the Committee's policy is to award compensation to them, in excess of their annual salary, if the Bank achieves or exceeds the annual performance goals established under the Officers' Incentive Plan.

  The Committee has identified several performance factors which affect a bank's profitability and long term performance, including asset growth, the quality of the Bank's assets, which consist primarily of loans, and the volume and mix of deposits which affect the Bank's net interest margin or "spread." Annual performance goals in each of these areas, as well as goals for profitability, measured in terms of net earnings, return on equity and return on assets, are established and weighted, in terms of their importance to the Bank's performance and financial condition, and if the performance goals are achieved or exceeded, a percentage of the Bank's earnings in excess of the minimum earnings goal established for the year is set aside as a pool from which bonuses are paid. Generally, the more senior the position held by an executive, the greater the allocation that is made to him or her because, generally, his or her performance has a greater impact on the Bank's performance.

  As a result of the Committee's policy to award bonus compensation to executive officers when the Bank achieves or exceeds annual performance goals and the performance-based bonus programs that have been adopted to implement that policy, executive compensation generally will be higher in those years in which the Bank achieves or exceeds annual performance goals. On the other hand, in years in which the Bank has experienced lower than anticipated profit growth, bonuses and, as a result, total executive compensation tend to be lower. In 1994, cash bonuses, together with contingent bonuses the payment of which is dependent on the Bank's performance in 1995 and 1996, were awarded by action of the Committee to Messrs. Crowell and Dellerba based on the Bank's performance in 1994, rather than on bonus formulas in their employment agreements, because the Bank exceeded the performance goals established for 1994. Cash and contingent bonuses also were awarded to the other executive officers under the Officers' Incentive Plan as a result of the Bank's performance in 1994. By comparison in 1993, during which performance goals were not achieved, no cash bonuses were awarded to Mr. Crowell or any other of the Named Officers, with the exception of Mr. McCauley who received incentive compensation in the form of commissions related to the production of SBA loans.

  Stock Options and Equity-Based Programs. In order to align the financial interests of senior executives and other key employees with those of the shareholders, the Company grants stock options to its senior executives and other key employees on a periodic basis and makes contributions, for the account of its officers and other employees, to an Employee Stock Ownership Plan (the "ESOP"). Stock option grants reward senior executives and other key employees for performance that results in improved market performance of the Company's stock, which directly benefits all shareholders. Moreover, generally, options become exercisable in cumulative annual installments, usually over a five-year period. The Committee believes that this feature of the option grants not only provides an incentive for senior executives to remain in the employ of the Company or the Bank, but also makes longer term growth in share prices important for the executives who receive stock options.

                                          Rolf J. Engen
                                          Donald E. Sodaro
                                          J.B. Crowell
                                          Raymond E. Dellerba

  Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report, and the Performance Graph on page 14, shall not be incorporated by reference into any such filings.

                              COMPANY PERFORMANCE

  The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of peer group companies published in the Montgomery Securities Western Bank Monitor.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    (ELDORADO BANCORP, S&P 500, PEER GROUP)


                                                         SOUTHERN      LOS ANGELES
                                                         CALIFORNIA    & SOUTH
Measurement Period           ELDORADO       S&P          PROXY         PROXY
(Fiscal Year Covered)        BANK           500 INDEX    PEER GROUP    PEER GROUP
-------------------          ----------     ---------    ----------    -----------
Measurement Pt-1989          $100           $100         $100          $100
FYE   1990                   $ 61.18        $93.44       $ 87.13       $ 86.42
FYE   1991                   $ 68.49        $118.02      $ 72.95       $ 67.22
FYE   1992                   $ 70.91        $123.29      $ 71.41       $ 61.76
FYE   1993                   $ 56.13        $131.99      $ 84.59       $ 71.41
FYE   1994                   $ 79.04        $129.96      $ 95.48       $ 80.37




               Source: Montgomery Securities Western Bank Monitor

  The total cumulative return on investment (change in the period-end stock price plus reinvested dividends) for each of the periods for the Company, the S&P Composite and the peer group companies is based on the stock price or composite index at the end of fiscal 1989.

  The graph above compares the performance of the Company with that of (i) the S&P 500 Composite Index; (ii) an index, published in the Montgomery Securities Western Bank Monitor, which is made up of 16 banks and bank holding companies, including the Company, that are based and conduct business entirely or primarily in Southern California; and (iii) an index of banks listed in the Montgomery Securities Western Bank Monitor, made up of 13 banks and bank holding companies, including the Company, that are based and conduct business entirely or primarily in Los Angeles and Southern California.

                                  PROPOSAL TWO
                APPROVAL OF THE COMPANY'S 1995 STOCK OPTION PLAN

  At the Annual Meeting, shareholders will vote on approval of the 1995 Stock Option Plan (the "1995 Plan"), which provides for the issuance of options to purchase up to 130,000 shares of Common Stock to directors, officers and key employees of the Company and the Bank. The purposes of the 1995 Plan are to enable the Company to attract and retain the services of persons of high ability and to motivate such persons by providing them with an equity participation in the Company. With the approval of the shareholders, similar stock option plans have been adopted in the past for these same purposes. However, only about 9,300 shares remain available for issuance of options under those plans and, in order to continue to be able to further the purposes for which those stock option plans were adopted, in January 1995 the Board of Directors adopted the 1995 Plan, subject to the approval of the shareholders at the Annual Meeting.

VOTE REQUIRED; BOARD OF DIRECTORS RECOMMENDATION

  The affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote is required for approval of the 1995 Plan. Under applicable California law, an abstention will be counted in determining the presence of a quorum and will have the same effect as a vote against the proposal and a broker non-vote will not be counted in determining the presence of a quorum and will have no effect on the outcome of the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 1995 PLAN. Proxies solicited by the Board of Directors will be voted "FOR" the proposal unless a vote against the proposal or an abstention is specifically indicated.

  The following description of the 1995 Plan is qualified in its entirety by reference to the complete text of the 1995 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

GENERAL NATURE OF THE 1995 PLAN

  The 1995 Plan provides for the grant of options to purchase up to 130,000 shares of Common Stock to directors, officers and key employees of the Company and its subsidiaries, including the Bank. Options granted under the 1995 Plan may be either "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, or "nonqualified stock options," as determined by the Management and Incentive Committee at the time of grant. Incentive stock options, however, may not be granted to any person who is not an officer or employee of the Company or its subsidiaries.

  The 1995 Plan is not subject to any of the provisions of the Employment Retirement Income Security Act of 1974 ("ERISA") and is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code.

ADMINISTRATION

  The 1995 Plan is administered by the Management and Incentive Committee of the Board of Directors of the Bank (the "Committee"). The Committee has broad discretion, subject to the terms of the 1995 Plan, to determine who is entitled to receive options under the 1995 Plan, the terms and conditions on which options are to be granted, the vesting periods and the number of shares of Common Stock subject to options. Determinations by the Committee (or the Board of Directors, as the case may be) as to all matters of interpretation of the 1995 Plan are final and binding upon all participants and prospective participants of the 1995 Plan.

ELIGIBILITY

  Incentive Options. Officers and other key employees of the Company or any parent or subsidiary of the Company (including directors if they also are employees of the Company or a parent or subsidiary of the Company), as may be determined by the Board of Directors or the Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive options under the 1995 Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and receive nonqualified options if the Board of Directors or Committee so determines. The 1995 Plan provides that the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options held by any optionee (whether granted under the 1995 Plan or under any other stock option plan of the Company) may become exercisable for the first time in any year cannot exceed $100,000. For this purpose, fair market value is determined using the exercise price of the incentive stock options. In the event this $100,000 limitation is exceeded, any incentive stock options held by an optionee in excess of this limitation will be treated as nonqualified stock options.

  Nonqualified Options. Officers and other key employees of the Company or any subsidiary of the Company and any member of the Board of Directors, whether he or she is employed by the Company or any subsidiary, are eligible to receive nonqualified options under the 1995 Plan. An individual who has been granted a nonqualified option may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options if the Board of Directors or Committee so determines.

  Subject to the foregoing limitations applicable to incentive options and the total number of shares reserved for issuance under the 1995 Plan, no maximum or minimum limitation exists with respect to the number of shares of Common Stock for which stock options may be granted or offered to any one person under the 1995 Plan. The approximate number of persons who currently are eligible to receive options under the 1995 Plan is 148, of which 13 are executive officers or directors.

TERMS AND CONDITIONS OF OPTIONS

  Exercise Price. The exercise price of the shares of Common Stock covered by each incentive and nonqualified option granted under the 1995 Plan shall not be less than the fair market value of such shares on the date on which the option is granted. In addition, the exercise price of incentive options granted under the 1995 Plan to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of its parent or any subsidiary corporation of the Company, shall not be less than 110% of the fair market value of the shares underlying such options on the date of grant. In all events, the fair market value shall be, if the Common Stock is not listed or admitted to trading on a stock exchange but is traded in the over-the-counter market, the closing sale price in the NASDAQ National Market System on the date on which the incentive option or nonqualified option is granted or the average of the closing bid and asked prices on such date as reported by NASDAQ or similar entity, or, if the Common Stock is then listed or admitted to trading on any stock exchange, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on such principal exchange, then the closing sale price of the Common Stock on such exchange on the next preceding day on which a sale occurred. During such times as no market price is available, the fair market value of the Common Stock will be determined by the Board of Directors or the Committee, as the case may be, which shall consider, among other facts that it considers to be relevant, the book value of the Common Stock and the earnings of the Company. The exercise price or the purchase price, as the case may be, will be subject to the anti-dilution provisions of the 1995 Plan.

  Payment. Payment for shares upon exercise of an option must be made in full at the time of exercise and shall be (i) in United States dollars in cash or check; (ii) subject to any legal restriction against the Company's acquisition or purchase of shares of the Company's Common Stock, by delivery of shares of the Company's Common Stock which shall be deemed to have a value equal to the aggregate fair market value of such shares determined on the date of exercise as described in the immediately preceding paragraph hereof; (iii) provided that a public market for the Company's Common Stock exists, through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer forwards the exercise price directly to the Company, (iv) provided that a public market for the Company's Common Stock exists, through a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise the option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer forwards the exercise price directly to the Company, or (v) any combination of the foregoing methods of payment and/or any other consideration or method of payment as shall be permitted by applicable corporate law.

  Exercise of Options. The Committee has discretionary authority at the time an option is granted under the 1995 Plan to determine when and in what increments shares covered by the option may be purchased. An option may be granted on terms providing that it will be exercisable either in whole or in part at any time during its term or only in specified percentages at stated time periods or intervals during the term of the option. The Committee also may accelerate any optionee's right to exercise options granted under the 1995 Plan.

  Term of Options. The term of each option or right of purchase granted under the 1995 Plan is determined by the Committee at the time the option or right of purchase is granted; provided, however, that no option or right of purchase granted under the 1995 Plan may have a term in excess of five years.

  Non-Transferability. Options granted under the 1995 Plan are not transferable by any optionee during the optionee's lifetime, except that nonqualified options may be transferred during the life of an optionee pursuant to a qualified domestic relations order. Upon an optionee's death, incentive and nonqualified stock options that have previously become exercisable may be transferred by will or the laws of descent and distribution.

  Termination of Employment Other Than by Death. In the event that an optionee who is an employee of the Company ceases to be employed by the Company or a parent or any subsidiary corporation of the Company, for any reason other than his or her death, (i) all incentive options granted to any such optionee pursuant to the 1995 Plan that are not exercisable at the date of such cessation will terminate immediately and become void and of no effect and (ii) all incentive options granted to any such optionee pursuant to the 1995 Plan that are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the incentive option period, and, if not so exercised within such time, will become void and of no effect at the end of such time. In the event that an optionee who is an employee of the Company ceases to be employed by or, in the case of an employee-director, shall cease to be both an employee and a director of the Company or any of its subsidiaries for any reason other than his or her death, or, in the event that an optionee who is a director but not an employee of the Company or any subsidiary ceases to be a director of the Company for any reason other than his or her death, (a) all nonqualified options granted to any such optionee pursuant to the 1995 Plan that are not exercisable at the date of such cessation will terminate immediately and become void and of no effect and (b) all nonqualified options granted to any such optionee pursuant to the 1995 Plan that are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation but in any event no later than the date of expiration of the nonqualified option period, and, if not so exercised within such time, will become void and of no effect at the end of such time.

  Termination by Reason of Death. Generally, in the event of the termination of an optionee's employment (or position as a director in the case of a non-employee director) by reason of his or her death, the options granted to such optionee under the 1995 Plan that are exercisable on the date of death may be exercised at any time within twelve (12) months after the optionee's death but in any event no later than the expiration date of the option by the executors or administrators of such optionee's estate or any person or persons who have acquired such optionee's options by bequest or inheritance.

OPTION GRANTS UNDER 1995 PLAN

  As of February 28, 1995 nonqualified options to purchase 3,000 shares of Common Stock had been granted under the 1995 Plan to each of Lynne Pierson Doti and Warren D. Fix, both of whom are non-employee directors of the Company and the Bank. Such options were granted at an exercise price of $11.00 per share and expire on February 15, 2000. These grants are subject to shareholder approval of the 1995 Plan.

ADJUSTMENTS UPON CHANGES OF CAPITALIZATION AND REORGANIZATIONS

  In the event that the number of outstanding shares of Common Stock of the Company are, while the 1995 Plan is in effect, increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a stock split, reverse stock split, stock dividend, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares subject to the 1995 Plan, and the number and kind of shares and the price per share subject to outstanding options, to preserve, but not to increase, the benefits to persons then holding options.

  In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or, if the Company is to be the surviving corporation but the shareholders immediately prior to such merger, consolidation or reorganization will own less than a majority of the shares of the Company immediately thereafter, the 1995 Plan and all unexercised incentive options and nonqualified options granted thereunder shall terminate upon the effective date of such transaction unless a successor corporation assumes the outstanding incentive options and nonqualified options, provides substantially similar consideration to the holders of such incentive options and nonqualified options as was provided to the shareholders of the Company (after taking into account the existing provisions of the option holders' options, but treating all outstanding incentive options and nonqualified options as though they were then fully vested) or substitutes substantially equivalent options covering shares of the successor corporation. If provision is not made for the assumption of or substitution for outstanding incentive options and nonqualified options, or for the payment of substantially equivalent consideration to the option holders, then the Committee shall cause written notice of the proposed transaction to be given to the persons holding incentive options and nonqualified options not less than 30 days prior to the anticipated effective date of the proposed transaction, all incentive options and nonqualified options shall be accelerated (subject to completion of the proposed transaction) and, concurrent with the effective date of the proposed transaction, such persons shall have the right to exercise their incentive options and nonqualified options in respect of any or all shares then subject thereto, without regard to any vesting provisions.

AMENDMENT AND TERMINATION OF THE 1995 PLAN

  The Board of Directors may from time to time alter, amend, suspend or terminate the 1995 Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option or nonqualified option theretofore granted to such person without his or her consent. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Board of Directors may alter or amend the 1995 Plan to comply with requirements under the Internal Revenue Code relating to incentive options or nonqualified options or other options that give the optionee more favorable tax treatment than that applicable to options granted under the 1995 Plan as of the date of its adoption. Upon any such alteration or amendment, to the extent permitted by applicable law, any outstanding option granted under the 1995 Plan will be subject to the more favorable tax treatment afforded to an optionee pursuant to such terms and conditions as the Board of Directors or Committee may determine.

  Unless previously terminated by the Board of Directors, the 1995 Plan terminates on January 17, 2005.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief description of the federal income tax consequences of participation in the 1995 Plan. State and local income taxes, which may vary from locality to locality, are not discussed.

  Incentive Options. No taxable income is recognized by an optionee or the Company upon either the grant or exercise of an incentive stock option. When an optionee sells or otherwise disposes of the shares acquired upon the exercise of an incentive stock option, the entire gain or loss realized will be treated as long-term capital gain if the disposition occurs more than one year after the option was exercised and more than two years after the date of grant of the option. If, however, the disposition occurs before either the one-year or two-year periods have elapsed (a "disqualifying disposition"), any gain realized will be taxed as ordinary income in an amount equal to the difference between the option price and either the fair market value of the shares at the time of exercise or the sale price, whichever is less, and the balance, if any, will be treated as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Special rules may apply in specific circumstances, such as the use of already-owned stock to exercise an incentive stock option. The Company will be entitled to a deduction for federal income tax purposes only to the extent that an optionee recognizes ordinary income upon a disqualifying disposition of shares, provided that the applicable withholding requirements are satisfied. The difference between the option price and the fair market value of the shares acquired at the time of exercise of an incentive stock option will be an item of tax preference to an optionee for purposes of computing the alternative minimum tax under Section 56 of the Internal Revenue Code.

  Nonqualified Options. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Upon exercise, however, the purchaser will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the purchase price paid for such shares. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee, provided that the applicable withholding requirements are satisfied.

                              CERTAIN TRANSACTIONS

  The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, principal shareholders and their associates on substantially the same terms, including interest rates and collateral securing the loans, as those prevailing at the same time for comparable transactions with unaffiliated persons, and which do not involve more than the normal risk of collectability, nor present other unfavorable features. The largest aggregate amount of loans which the Bank had outstanding to directors of the Bank and their associates during the year ended December 31, 1994 was $2,542,949, which represented 9.0% of the Bank's equity capital at the time such loans were outstanding and includes $238,601 of unused borrowing capacity under lines of credit established by the Bank.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Based upon its review of the copies of reporting forms furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock with respect to the Company's fiscal year ended December 31, 1994, were satisfied.

                         INDEPENDENT PUBLIC ACCOUNTANTS

  KPMG Peat Marwick was selected by the Board of Directors as the Company's independent public accountants for the fiscal year ended December 31, 1994. The Company has not yet selected auditors for the fiscal year ending December 31, 1995. It is anticipated that a representative of KPMG Peat Marwick will attend the meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

  Any shareholder desiring to submit a proposal for action at the 1996 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than November 24, 1995. Matters pertaining to such proposals, including the number and length thereof, the eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                 OTHER MATTERS

  Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the person named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors

                                          Elaine P. Crouch
                                          Secretary

March 30, 1995

  The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1994, is being mailed concurrently with this Proxy Statement to all shareholders of record as of February 28, 1995. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

  COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, TO BE FILED ON OR BEFORE MARCH 31, 1995, WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, ELDORADO BANCORP, C/O ELDORADO BANK ADMINISTRATION, 19100 VON KARMAN, SUITE 550, IRVINE, CALIFORNIA 92715.

                                   APPENDIX A

                                ELDORADO BANCORP

                             1995 STOCK OPTION PLAN

  A. Purposes of the Plan. The purposes of this 1995 Stock Option Plan (the "Plan") are to attract and retain high quality personnel and to provide incentives to such personnel and other selected persons to promote the business and financial success of Eldorado Bancorp and its subsidiaries (collectively, the "Company").

  B. Types of Stock Options and Grants. To accomplish these purposes, the Company is authorized under this Plan to:

    a. grant incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and

    b. grant stock options that do not qualify as Incentive Options ("Nonqualified Options").

  Unless the context clearly indicates otherwise, the term "Option" shall mean an option to purchase Common Stock of the Company and shall include both Incentive Options and Nonqualified Options.

  C. Shares Subject to the Plan. The stock issuable under this Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock ("Common Stock"). The total number of shares of Common Stock which may be issued under this Plan shall not exceed, in the aggregate, 130,000 shares, subject to adjustment as provided in Section H below. If any Option granted under this Plan can no longer be exercised for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to grant under the Plan.

  D. Eligibility.

    1. INCENTIVE OPTIONS. Officers and other key employees of the Company or any parent or subsidiary corporation of the Company (including directors if they are also employees of the Company, or a parent or subsidiary corporation) are eligible for selection to receive Incentive Options under the Plan.

    2. NONQUALIFIED OPTIONS. Officers, key employees and members of the Board of Directors (whether or not employed by the Company) of the Company or of any parent or subsidiary corporation of the Company, are eligible to be selected to receive Nonqualified Options under the Plan.

  E. Administration of the Plan.

    1. COMMITTEE. This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee consisting of two (2) or more directors (the "Committee") appointed from time to time by the Board. As hereinafter used in this Plan, the term "Committee" shall refer to the Board if no Committee is then designated.

    2. POWERS OF THE COMMITTEE. The Committee shall have full authority, in its discretion: (i) to determine the persons to whom, and the time or times at which, Incentive Options and Nonqualified Options shall be granted, the number of shares to be included therein and the consideration to be received by the Company upon the exercise thereof; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the form, content, terms and conditions of Options to be offered under the Plan; (v) to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under the Plan; (vi) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any grant thereunder; (vii) to accelerate the exercise date of any Option; (viii) to modify or amend any Option agreement (with the consent of the holder thereof); and (ix) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, interpretation or determination by the Committee with respect to the Plan shall be final and binding on all participants and prospective participants.

  F. Option Price.

    1. PRICE. The exercise price of Options shall not be less than 100% of the fair market value of such shares on the date the Option is granted. Notwithstanding the foregoing, the exercise price of an Incentive Option granted under the Plan to any person who, at the time of grant, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Shareholder"), shall not be less than 110% of the fair market value of such shares on the date such Incentive Option is granted. To the extent that an Incentive Option fails in whole or in part to qualify as an Incentive Option because such limitations applicable to a Ten Percent Shareholder are not met, such Incentive Option shall, to that extent, constitute a Nonqualified Option. The exercise price shall be subject to adjustment as provided in Section H below.

    2. FAIR MARKET VALUE. The "fair market value" of a share of Common Stock on a specified date shall be determined by the Committee. If the shares of Common Stock are publicly traded, the "fair market value" as of such date shall be the closing price of a share of Common Stock on the principal exchange on which shares of the Company's Common Stock are listed on such date, or if shares were not traded on such date, then on the next preceding day during which a sale occurred; or, if the shares are not so listed but are traded in the over-the-counter market, the closing sale price in the NASDAQ National Market System or the average of the closing bid and asked prices on such date as reported by NASDAQ or similar entity; or, if none of the above is applicable, the value of a share as determined by the Committee in good faith for such date using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

  G. Terms and Conditions of Options. Each Option granted pursuant to this Plan shall be evidenced by a written Option Agreement which shall specify whether the Option is an Incentive Option or Nonqualified Option, the number of shares included therein and the exercise price per share. Each Option Agreement shall be in such form (which need not be the same for each optionee) and contain such provisions as the Committee shall from time to time approve, but shall comply with and be subject to the following terms and conditions:

    1. PAYMENT OF EXERCISE PRICE. The form of consideration payable upon exercise of an Option, including the method of payment, shall be determined by the Committee in its sole discretion (and, in the case of an Incentive Option, shall be determined at the time of grant) and may consist of: (i) cash, (ii) check, (iii) other shares of Common Stock of the Company owned by the optionee having a fair market value on the date of exercise equal to the aggregate exercise price of the shares as to which such Option is exercised, (iv) provided that a public market for the Company's Common Stock exists, through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer forwards the exercise price directly to the Company, (v) provided that a public market for the Company's Common Stock exists, through a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer forwards the exercise price directly to the Company, or (vi) any combination of the foregoing methods of payment and/or any other consideration or method of payment as shall be permitted by applicable corporate law.

    2. TERM OF OPTION. Each Option granted under the Plan shall expire within a period of not more than five (5) years from the date of grant.

    3. VESTING OF OPTIONS. Each Option shall vest (i.e., become exercisable) in one or more installments at such times and under such conditions as shall be specified in the Option Agreement at the time of grant. The Committee may, in its discretion, accelerate the date of vesting of any such installments.

    4. NONTRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the optionee shall be exercisable only by such optionee; provided, however, that a Nonqualified Option may be transferred pursuant to a "qualified domestic relations order" (as defined in the Code).

    5. LIMITATION ON INCENTIVE OPTIONS. Notwithstanding any other provisions of the Plan, the aggregate fair market value (determined in accordance with the provisions of Section F(2) above at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. To the extent that an Incentive Option fails in whole or in part to qualify as an Incentive Option because such annual limitations are exceeded, such Incentive Option shall, to that extent, constitute a Nonqualified Option.

    6. OTHER PROVISIONS. Any Option Agreement may contain such other terms, provisions and conditions which are not inconsistent with the provisions of this Plan, as the Committee in its discretion may determine.

  H. Adjustments Upon Changes in Capital Structure, Merger, Etc.

    1. In the event that the number of outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a stock split, reverse stock split, stock dividend, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, to preserve, but not to increase, the benefits to persons then holding Options.

    2. In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or, if the Company is to be the surviving corporation but the shareholders of the Company immediately prior to such merger, consolidation or reorganization will own less than a majority of the shares of the Company immediately thereafter, the Plan and all unexercised Options shall terminate upon the effective date of such transaction unless a successor corporation assumes the outstanding Options, provides substantially similar consideration to the Option holders as was provided to the shareholders of the Company (after taking into account the existing provisions of the Option holders' Options, but treating all outstanding Options as though they were then fully vested) or substitutes substantially equivalent options covering shares of the successor corporation. If provision is not made for the assumption of or substitution for outstanding Options, or for the payment of substantially equivalent consideration to the Option holders, then the Committee shall cause written notice of the proposed transaction to be given to the persons holding Options not less than 30 days prior to the anticipated effective date of the proposed transaction, all Options shall be accelerated (subject to completion of the proposed transaction) and, concurrent with the effective date of the proposed transaction, such persons shall have the right to exercise their Options in respect of any or all shares then subject thereto, without regard to any vesting provisions.

  I. Conditions to Issuance of Stock.

    1. The Company shall not be required to issue or deliver any shares with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Company's Common Stock may then be listed.

    2. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased for investment only and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  J. Rights as Shareholder. A person to whom an Option has been granted shall have no rights or privileges as a shareholder with respect to any shares covered by such Option until certificates representing such shares have been issued by the Company, notwithstanding the exercise of such Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section H of this Plan.

  K. Continuance of Employment. Nothing in this Plan or the granting of any Option shall confer on any optionee any right to continue in the employment of, or other relation with, the Company or any parent or subsidiary corporation of the Company, or limit in any way the right of the Company or any parent or subsidiary corporation of the Company to terminate the optionee's employment or other relationship at any time, with or without cause.

  L. Effective Date and Duration of Plan. This Plan shall become effective upon the earlier of either its adoption by the Board of Directors or its approval by the shareholders of the Company. However, unless the Plan is approved by the shareholders of the Company within twelve (12) months before or after the date of the Board's adoption of the Plan, the Plan and all Options granted hereunder shall be cancelled. No Option may be exercised prior to and unless such shareholder approval is obtained. Unless previously terminated by the Board, the Plan shall terminate ten (10) years after it becomes effective, and no Option may be granted under the Plan thereafter, but such termination shall not affect any Option granted prior to such date.

  M. Amendment and Termination of the Plan. The Board of Directors may at any time amend, modify, suspend or terminate the Plan. No amendment, modification or termination of the Plan shall affect or impair any rights or obligations under any Option granted prior to the date of such amendment, modification or termination without the consent of the holder of such Option.

  N. Dates of Adoption.

  Date adopted by the Board of Directors: January 18, 1995.

  Date approved by the Shareholders: April   , 1995.

-------------------------------------------------------------------------------

PROXY CARD                      ELDORADO BANCORP
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 1995
  The undersigned hereby nominates, constitutes and appoints George H. Wells, Donald E. Sodaro and J.B. Crowell, and each of them, individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ELDORADO BANCORP (the "Company") which the undersigned is entitled to represent and vote at the 1995 Annual Meeting of Shareholders of the Company to be held at the Administrative Offices of Eldorado Bank, 19100 Von Karman, Suite 120, Irvine, California, on April 26, 1995 at 9:00 A.M., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

     THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL NO. 1 AND PROPOSAL NO. 2
1. ELECTION OF DIRECTORS:
   [_]FOR all nominees listed below        [_]WITHHOLD AUTHORITY
      (except as marked to the                to vote for all nominees
      contrary below)                         listed below

  Michael B. Burns, J.B. Crowell, Raymond E. Dellerba, Lynne Pierson Doti,
  Rolf J. Engen, Warren Finley, Warren D. Fix, A. J. Sfingi, Donald E. Sodaro and George H. Wells.
  (INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)
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2. APPROVAL OF THE 1995 STOCK OPTION PLAN: [_] FOR   [_] AGAINST   [_] ABSTAIN
3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
              IMPORTANT--PLEASE SIGN AND DATE AND RETURN PROMPTLY.

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  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE
SHAREHOLDER ON THE REVERSE SIDE. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" APPROVAL OF THE COMPANY'S 1995 STOCK OPTION PLAN. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

                                             Date _______________________, 1995
                                             ----------------------------------
                                                 (Signature of Shareholder)
                                             ----------------------------------

                                             Please sign your name exactly as
                                             it appears hereon. Executors, ad-
                                             ministrators, guardians, officers
                                             of corporations, and others sign-
                                             ing in a fiduciary capacity
                                             should state their full titles as
                                             such.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.
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